UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 2008

                            MUELLER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                      1-6770                     25-0790410
   --------                      ------                     ----------
(State or other              (Commission File             (IRS Employer
jurisdiction of                 Number)                 Identification No.)
incorporation)


           8285 Tournament Drive Suite 150
                 Memphis, Tennessee                              38125
                 ------------------                              -----
         (Address of principal executive offices)              (Zip Code)


          Registrant's telephone number, including area code: (901) 753-3200


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2008, William D. O'Hagan provided notice to the Board of Directors of Mueller Industries, Inc. (the "Company") that he will resign as Chief Executive Officer and President of the Company, and as a director of the Company, effective December 31, 2008.

On September 16, 2008, the Company announced that Gregory L. Christopher has been appointed by the Board of Directors as the new Chief Executive Officer of the Company, effective January 1, 2009. Since October 25, 2007, Mr. Christopher, age 46, has served as Chief Operating Officer of the Company.

Effective as of November 9, 2006, the Company entered into an employment agreement with Mr. Christopher (the "Christopher Employment Agreement"). It is contemplated that Mr. Christopher and the Company will enter into a new employment agreement in connection with his promotion to Chief Executive Officer, but this new agreement has not yet been finalized. A description of the Christopher Employment Agreement, as well as biographical information for Mr. Christopher, is contained in the Company's annual proxy statement, as filed with the Securities and Exchange Commission on March 26, 2008, and is incorporated herein by reference.

In connection with the resignation of Mr. O'Hagan, on September 11, 2008, following approval from the Board of Directors acting upon the recommendation of the Compensation Committee, the Company entered into an Amended and Restated Consulting Agreement between the Company and Mr. O'Hagan, dated June 21, 2004 (the "Consulting Agreement Amendment"). The Consulting Agreement Amendment amends the original Consulting Agreement to (i) provide that Mr. O'Hagan will serve as a consultant to the Company, effective January 1, 2009, immediately upon his resignation as Chief Executive Officer and President of the Company and
(ii) bring the Consulting Agreement into compliance with Section 409A of the Internal Revenue Code of 1986, as amended. The summary of the Consulting Agreement Amendment is qualified in its entirety by reference to the full text of the agreement attached hereto as Exhibit 10.1.

A copy of the press release announcing the resignation of Mr. O'Hagan and the appointment of Mr. Christopher is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.                Description
-----------                -----------

10.1 Amended and Restated Consulting Agreement between the Company and William D. O'Hagan, dated September 11, 2008.

99.1      Press Release, dated September 16, 2008.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MUELLER INDUSTRIES, INC.


                                       By:      /s/ Gary C. Wilkerson
                                                --------------------------------
                                       Name:    Gary C. Wilkerson
                                       Title:   Vice President, General Counsel
                                                and Secretary